UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-12

BGSF, Inc.

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

BGSF

Notice of 2024 Annual Meeting of Stockholders

Wednesday, August 7, 2024
12:00 PM CDT
BGSF, Inc. (“BGSF”)
5850 Granite Parkway, Suite 140C
Plano, Texas 75024

The 2024 Annual Meeting of Stockholders of BGSF will be held on Wednesday, August 7, 2024, at 12:00 PM CDT, on the first floor, Suite 140C of the principal office building of BGSF, located at 5850 Granite Parkway, Plano, TX, 75024, for the following purposes:
1.To elect the Class I directors nominated by the Board of Directors;
2.To ratify the Audit Committee’s appointment of Whitley Penn LLP as our independent registered public accounting firm for the 2024 fiscal year ending December 29, 2024;
3.To conduct an advisory vote to approve named executive officer compensation; and
4.To transact other business that properly comes before the meeting.

Only stockholders of record at the close of business on June 10, 2024, are entitled to receive notice of and to vote at the annual meeting and at any and all adjournments or postponements thereof.

The Notice of 2024 Annual Meeting of Stockholders and Proxy Statement for the annual meeting is being made available to our stockholders on or about June 28, 2024 on the Internet or, upon request, in printed form by mail. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card and on the Notice of Internet Availability of Proxy Materials (the “Notice”). The Notice will also include instructions for stockholders on how to access the proxy card to vote over the Internet.

Your vote is important, and whether or not you plan to attend the annual meeting, please vote as promptly as possible. We encourage you to vote via the Internet, as it is the most convenient and cost-effective method of voting. You may also vote by mail (if you received paper copies of the proxy materials). Instructions regarding both methods of voting are included in the Notice, the proxy card and the Proxy Statement.

Thank you in advance for voting and for your support of BGSF.

By order of the Board of Directors,

/s/ John R. Barnett
John R. Barnett
Chief Financial Officer and Secretary
June 14, 2024
Plano, Texas

BGSF
5850 Granite Parkway, Suite 730
Plano, Texas 75024
(Principal Executive Offices)

PROXY STATEMENT
_____________________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by BGSF, Inc. (“BGSF”, “we”, “us”, or “our”), on behalf of its Board of Directors (the “Board”), for the 2024 Annual Meeting of Stockholders. This Proxy Statement and related proxy materials are being made available to our stockholders on the Internet or, upon request, mailed to our stockholders on or about June 28, 2024.
QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING AND VOTING PROCEDURES
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”) available on the Internet. If you received the Notice by mail and would prefer to receive a printed copy of our proxy materials, please follow the instructions for requesting printed copies included in the Notice. The Notice also contains instructions on how to access and review all of the important information contained in the proxy materials provided on the Internet, including how you may submit your proxy over the Internet.
Who may vote?

Stockholders of record as of the close of business on June 10, 2024, the record date for the annual meeting, may vote at the meeting. Each share of common stock entitles the holder to one vote per share. As of June 10, 2024 there were 10,956,137 shares of our common stock outstanding.
What constitutes a quorum?

The holders of a majority of our outstanding shares of common stock entitled to vote at the annual meeting must be represented at the annual meeting in person or by proxy to have a quorum. Any stockholder present at the annual meeting, either in person or by proxy, but who abstains from voting, will be counted for purposes of determining whether a quorum exists.

BGSF – 2023 Proxy Statement – 1

How do I vote?

You cannot vote your shares of common stock unless you are present at the meeting or you have previously given your proxy. You can vote by proxy in one of the following two convenient ways:
•If you received your proxy materials by mail, you can vote by mail by completing, signing, dating and returning the proxy card in the enclosed envelope; or
•on the Internet, by visiting the website shown on the Notice or the proxy card and following the instructions.
 How will the proxies be voted?

All properly executed proxies, unless revoked as described below, will be voted at the meeting in accordance with your directions on the proxy. If a properly executed proxy does not provide instructions, the shares of common stock represented by your proxy will be voted:
•“FOR” the election of Beth Garvey and Donna Carroll, as Class I directors;
•“FOR” the ratification of the Audit Committee’s appointment of Whitley Penn LLP as our independent registered public accounting firm for the 2024 fiscal year ending December 29, 2024;
•“FOR” the non-binding advisory resolution to approve the compensation of our named executive officers.
The proxy holders will use their discretion on any other matters that properly come before the meeting. Unless otherwise stated, all shares represented by your completed, returned, and signed proxy will be voted as described above. If you are voting on the Internet, the proxies will be voted in accordance with your voting instructions. If you are voting on the Internet, your voting instructions must be received by 11:59 p.m., Eastern Daylight Time, on August 6, 2024.
How may I revoke my proxy?

You may revoke your proxy at any time before or at the annual meeting (in each case, before the vote at the annual meeting) by:
•Delivering a signed, written revocation letter, dated later than the proxy, to John R. Barnett, Chief Financial Officer and Secretary, at 5850 Granite Parkway, Suite 730, Plano, Texas 75024;
•Voting at a later time on the Internet, if you previously voted on the Internet; or
•Attending the meeting and voting in person or by proxy (if your shares are held in street name, you will need a proper legal proxy from the stockholder of record in order to vote your shares in person at the meeting). Attending the meeting alone will not revoke your proxy.
How many votes must each proposal receive to be adopted?

The election of our Class I directors require the affirmative vote of a plurality of the shares of common stock cast at the meeting. You may only vote “FOR” or “WITHHELD” with respect to election of directors, and as a result, there will not be any abstentions on this proposal. Broker non-votes will have no effect on the outcome of this proposal.
The affirmative vote of a majority of shares present in person or represented by proxy is required to ratify Whitley Penn LLP as our independent registered public accounting firm. Abstentions will have the same effect as a vote against, and brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
The affirmative vote of the majority of shares present in person or represented by proxy is required to approve, on a non-binding advisory basis, the Company’s named executive officer compensation. Abstentions as to these proposals will have the same effect as votes “AGAINST” such proposal, and “broker non-votes” will not have any effect on the outcome of such proposal.
BGSF – 2023 Proxy Statement – 2

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers, holding shares on behalf of beneficial owners, or clients, do not receive voting instructions from the clients. Brokers holding shares of record for clients generally are not entitled to vote on certain matters unless they receive voting instructions from their clients. In the event that a broker does not receive voting instructions for these matters, a broker may notify us that it lacks voting authority to vote those shares. These broker non-votes refer to votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their client's instructions. These broker non-votes will be included in determining whether a quorum exists.
Your bank or broker is not permitted to vote your uninstructed shares in the election of directors or the non-binding advisory resolution to approve named executive officer compensation. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote, no votes will be cast on your behalf in such matters. To be sure your shares are voted in the manner you desire, you should instruct your broker how to vote your shares.
Who is soliciting this proxy?

The Board is soliciting this proxy. In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone, electronic mail or personal interview. The Company will bear the cost of any solicitation. We will reimburse banks, brokers, custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.
BGSF – 2023 Proxy Statement – 3

PROPOSAL ONE:	ELECTION OF DIRECTORS
What is the organizational structure of the Board?

The number of directors currently constituting our entire Board is seven. The directors are divided into three classes. In general, directors in each class serve for a term of three years.

How many directors are to be elected?

Two Class I directors are to be elected by our stockholders.

Who is the board nominee?

Our Board, upon recommendation of the Nominating and Corporate Governance Committee, has nominated Beth Garvey and Donna Carroll to be re-elected as Class I directors, by the stockholders. Ms. Garvey and Ms. Carroll have agreed to stand for re-election. However, should any of them become unable or unwilling to accept nomination or election, the shares of common stock voted for Ms. Garvey and Ms. Carroll by proxy will be voted for the election of a substitute nominee whom the proxy holders believe will carry out our present policies. Our Board has no reason to believe that Ms. Garvey and Ms. Carroll will be unable or unwilling to serve if elected and, to the knowledge of the Board, each intends to serve the entire term for which election is sought.

We urge you to vote “FOR” Ms. Garvey and Ms. Carroll as Class I directors.

Beth Garvey

Chair, President and Chief Executive Officer
Age: 58
Director Since: 2020

Beth Garvey assumed the role of President and Chief Executive Officer of the Company in October 2018, having previously served as Chief Operating Officer since August 2016. She joined the Company through the acquisition of substantially all of the assets of InStaff Holding Corporation and InStaff Personnel, LLC (“InStaff”) in 2013, where she began her career in 1998 as Director of Human Resources and later became CEO. Ms. Garvey has been consistently recognized by the Staffing Industry Analysts as a top figure in North America Staffing 100 list for five years and has been included in the Global Power 150 – Women in Staffing list for the past six years. Additionally, D CEO has lauded her as one of the top Dallas 500 Business Leaders on seven occasions, while the Dallas Business Journal honored her with the ‘Women in Business’ award for her significant industry and community impact. Ms. Garvey achievements were further underscored when she emerged as a finalist in the EY Entrepreneur of the Year® 2020 Award for the Southwest region. Currently, she serves on the Board of Directors of the National Association of Corporate Directors in North Texas and holds the Chair position at Junior Achievement of Dallas. As a Board Member of the Dallas Regional Chamber, she currently serves as a member of the DEI Diversity Leadership Sub-Council and has previously co-chaired the Talent Attraction committee. Ms. Garvey has held leadership roles in various organizations, including chairing the Executive Women’s Roundtable and participating in the International Women’s Forum. Additionally, she contributes as a board member of Business Council for the Arts and is actively involved in the Leadership Committee for the Dallas 50/50 Women on Boards initiative. Ms. Garvey’s extensive experience in the workforce solutions industry combined with her steadfast commitment to community impact positions her as a catalyst for positive change within the Company. Our Board benefits from Ms. Garvey’s extensive experience in the workforce solutions industry.

BGSF – 2023 Proxy Statement – 4

Donna Carroll

Independent Director
Age: 59
Director Since: 2023
Committees Served: Audit Committee, Compensation Committee

Ms. Carroll has served as the Founder and President of Human Factor, LLC, a provider of advisory, consulting, and leadership development services to public sector and non-profit organizations since July 2020. From January 2017 to July 2020, Ms. Carroll served, among other roles, as Chief Sales Officer of Supplemental Health Care, a private healthcare staffing and professional services company. Ms. Carroll is also member of the Board of Directors of Champions Community Foundation, Inc., on the Leadership Advisory Council of the Women Business Collaborative, and a former advisory Board member of Phaidon International. She attended Kalamazoo Valley Community College and holds a Certificate in Leading Change and Organizational Leadership from the University of Georgia – Terry College of Business, and a Certificate in the Future of Work: Leading Modern Workplaces through the Wharton School of the University of Pennsylvania. Additionally, she is a Certified Professional Coach and COR.E Dynamics | Leadership Dynamics Specialist. Our Board benefits from Ms. Carroll’s substantial experience in the professional services and staffing industry.

Who are the continuing members of the Board?

The terms of the following five members of our Board will continue past the annual meeting.

Term to Expire at the 2025 Annual Meeting:

Richard L. Baum, Jr.

Independent Director
Age: 64
Director Since: 2013
Committees Served: Audit Committee, Compensation Committee (Chair), Nominating and Corporate Governance Committee (Chair)

Richard L. Baum, Jr. served on the board of managers of LTN Acquisition, LLC (the former parent of the predecessor to BGSF, Inc.) since its inception and was appointed to serve on our Board in November 2013. Mr. Baum joined Taglich Private Equity LLC in 2005 and currently is an active director with a number of private companies where Taglich has an investment. Prior to joining Taglich, Mr. Baum led a group that purchased a private equity portfolio from Transamerica Business Credit. From 1998 to 2003, Mr. Baum was a Managing Director in the small business merger and acquisition practices of Wachovia Securities and its predecessor, First Union Securities. From 1988 through 1998, Mr. Baum was a Principal with the Mid-Atlantic Companies, Ltd., a financial services firm acquired by First Union in 1998. Mr. Baum received a Bachelor of Science from Drexel University and a Master of Business Administration from the Wharton School of the University of Pennsylvania. Our Board benefits from Mr. Baum's perspective and experience with our ongoing operations and strategy that he has obtained through his prolonged service to the Company and due to his ability to assist with the evaluation of potential acquisitions.

BGSF – 2023 Proxy Statement – 5

Cynthia Marshall

Independent Director
Age: 64
Director Since: 2020
Committees Served: Compensation Committee, Nominating and Corporate Governance Committee

Ms. Marshall is currently the CEO of the Dallas Mavericks, and is Founder, President and CEO of the consulting firm Marshalling Resources. The Marshalling Resources consulting firm specializes in leadership, diversity and inclusion, culture transformation and overall optimization of people resources. Ms. Marshall is also a Director of Jeld-Wen Holdings, Inc (NYSE:JELD). Ms. Marshall worked with The Dow Chemical Company in 2017 and 2018 to develop and implement a strategy for institutionalizing an inclusive culture. Prior to this position, Ms. Marshall retired from a 36-year career at AT&T, where she had ultimately served as SVP - Human Resources and Chief Diversity Officer. She was responsible for identifying and developing leaders, aligning employees with the company’s vision and priorities, overseeing major business unit HR support, performance development, employee engagement, skills transformation initiatives, EEO and Affirmative Action. She led the team that created a world class Diversity and Inclusion culture, earning AT&T a top 3 ranking on Diversity Inc’s 2017 Top 50 list of companies. Ms. Marshall also spearheaded the work that for the first-time placed AT&T on Fortune’s 100 Best Companies to Work For list in 2017 (one of only two Fortune 50 companies). Before her SVP-Human Resources and Chief Diversity Officer roles, Ms. Marshall served as President - AT&T North Carolina where she became the first African-American chair of the North Carolina State Chamber of Commerce. Marshall graduated from the University of California-Berkeley with degrees in Business Administration and Human Resources Management and holds four honorary Doctorate degrees. Ms. Marshall has chaired a variety of non-profit boards and is currently on the board of Dallas CASA, Dallas Regional Chamber, Texas Women’s Foundation, Texas 2036 and a member of the Executive Leadership Council. Our Board benefits from Ms. Marshall’s extensive leadership and business experience and her expertise with respect to human resources and culture.

Paul A. Seid

Independent Director
Age: 76
Director Since: 2014
Committees Served: Compensation Committee, Nominating and Corporate Governance Committee

Since 2010, Mr. Seid has served on the board of directors of BioVentrix, a medical device company. Starting in 2013, he has served as Chief Executive Officer of RST Automation, a maker of hospital robotic devices which was established 2004. For the past eighteen years he has been President of Strategic Data Marketing, a research and data collection company. Mr. Seid is also a director of Intellinetics, Inc. (NYSE: INLX). He has also founded, bought and/ or sold over twenty companies in Asia, Europe, North, and South America. Mr. Seid graduated from Queen’s College, a division of the City University of New York, in 1968 with a Bachelor’s degree in Political Science. Mr. Seid has held numerous other board of directors and consulting positions. Our Board benefits from Mr. Seid’s extensive experience growing diverse businesses.

BGSF – 2023 Proxy Statement – 6

Term to Expire at the 2026 Annual Meeting:

C. David Allen, Jr.

Independent Director
Age: 60
Director Since: 2014
Committees Served: Audit Committee, Compensation Committee

Since March 2024, Mr. Allen has served as Chief Financial Officer of AB Staffing Solutions, a provider of healthcare solutions to commercial and government customers across the United States. Starting in 2022, Mr. Allen has served as Chief Financial Officer of Life Sciences Logistics, a Blackstone portfolio company. From 2016 to 2022, Mr. Allen has served as Chief Financial Officer of Smart Start, LLC, a provider of automotive technology products. Prior to Smart Start, from 2015 to 2016, Mr. Allen has served as Chief Financial Officer of Graebel Vanlines Holdings, LLC, a provider of commercial and residential logistics, moving and storage services. Prior to Graebel, from 2009 to 2015, Mr. Allen served as an officer of Snelling Services, LLC, a workforce solutions provider. From 2010 to 2015, Mr. Allen served as President and Chief Executive Officer. From 2009 to 2010 he served as Chief Financial Officer. Prior to Snelling, Mr. Allen served for three years as Chief Operating Officer and six years as Chief Financial Officer for Telvista Inc., a business process outsourcer providing customer relationship management solutions. He earned a Master of Business Administration degree from the Tuck School at Dartmouth College in 1993 and received a Bachelor of Business Administration from Stephen F. Austin State University with honors in 1986. Our Board benefits from Mr. Allen’s extensive experience in the workforce solutions industry as well as his financial expertise.

Douglas E. Hailey

Independent Director
Age: 62
Director Since: 2013
Committees Served: Audit Committee (Chair), Nominating and Corporate Governance Committee

Douglas E. Hailey served on the board of managers of LTN Acquisition, LLC (the former parent of the predecessor to BGSF, Inc.) since its inception and was appointed to our Board in November 2013. Mr. Hailey is the managing director of Taglich Private Equity LLC. Mr. Hailey joined Taglich Brothers, Inc. in 1994 as Head of Investment Banking and is an employee, not a partner, director, shareholder or executive officer. Taglich Brothers, Inc. is not an affiliate of Taglich Private Equity LLC. He co-led the private equity initiative in 2001 and currently participates in evaluating and executing new investments. Prior to joining Taglich Brothers, Inc., Mr. Hailey spent five years with Weatherly Financial Group, assisting in sponsoring leveraged buyouts and five years in structured finance lending at Heller Financial and the Bank of New York. He received a Bachelor of Business Administration from Eastern New Mexico University and a Master of Business Administration in Finance from the University of Texas. Our Board benefits from Mr. Hailey’s perspective and experience with our ongoing operations and strategy that he has obtained through his prolonged service to the Company and due to his ability to assist with the evaluation of potential acquisitions.
BGSF – 2023 Proxy Statement – 7

BOARD INFORMATION

Independent Directors
Our Board has determined that the following directors are “independent” as defined under the rules of the New York Stock Exchange (“NYSE”): C. David Allen, Jr., Richard L. Baum Jr., Donna Carroll, Douglas E. Hailey, Cynthia Marshall, and Paul A. Seid. Our Board considers, among other things, relevant transactions, relationships or arrangements, if any, required to be disclosed by the Company under Item 404 of Regulation S-K in reaching the forgoing conclusion.

Board Meetings

During 2023, our Board met five times, including regularly scheduled and special meetings. Each director attended all regularly scheduled and special meetings of the Board and at least 75% of all applicable Board committee meetings during his or her service as a director.

Board Leadership and Role in Risk Oversight

Meetings of our Board (including executive sessions other than executive sessions consisting only of independent directors) are presided over by our Chair of the Board, Beth Garvey. Our Board does not have a formal policy addressing whether or not the roles of chair and chief executive officer should be separate or combined. The directors serving on the Board possess considerable professional and industry experience, significant experience as directors of both public and private companies and a unique knowledge of the challenges and opportunities that the Company faces. As such, the Board believes that it is in the best position to evaluate the needs of the Company and to determine how best to organize the Company’s leadership structure to meet those needs. While the Board believes it is important to retain the flexibility to determine whether the roles of chair and chief executive officer should be separated or combined in one individual, the Board believes that our structure represents the appropriate allocation of roles and responsibilities at this time. Our Board believes that Ms. Garvey is currently best situated to preside over meetings of our Board because of her familiarity with our business and ability to effectively identify strategic priorities and lead the discussion and execution of strategy. Ms. Garvey works closely with senior management and various Board members to identify appropriate topics of consideration for the Board and to plan effective and informative Board meetings.

Our Board oversees the risk management activities designed and implemented by our management and executes its oversight responsibility for risk management both directly and through its committees. The full Board also considers specific risk topics, including risks associated with our strategic plan, our whistle blower program, cybersecurity, business operations, capital structure, and ESG matters. In addition, our Board receives detailed regular reports from members of our senior management and other personnel that include assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility.

Our Board delegates to the Audit Committee oversight of our risk management process. Our other Board committees also consider and address risk as they perform their respective committee responsibilities. All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines on a number of significant matters, including director qualifications, director responsibilities, board committees, director access to officers, employees, and advisors, director compensation, related party transactions, annual performance evaluations, and chief executive officer and director succession. A copy of the Corporate Governance Guidelines is posted on our home office website, under the investor relations tab at www.bgsf.com. The information on our website is not part of this Proxy Statement.

BGSF – 2023 Proxy Statement – 8

Committees of the Board of Directors

 The standing committees of our Board consist of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of the committees reports to our Board as they deem appropriate and as our Board may request. The composition, duties and responsibilities of these committees are set forth below.

 Audit Committee

 The Audit Committee is responsible for, among other matters: (1) appointing, retaining and evaluating our independent registered public accounting firm and approving all services to be performed by them; (2) overseeing our independent registered public accounting firm’s qualifications, independence and performance; (3) overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC; (4) reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; (5) establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; (6) reviewing and approving related person transactions; and (7) overseeing the risk management process.

Our Audit Committee consists of C. David Allen, Jr., Richard L. Baum, Jr., Donna Carroll, and Douglas E. Hailey (Chair). We believe that each qualifies as independent directors according to the rules and regulations of the SEC and NYSE with respect to audit committee membership. We also believe that Mr. Hailey and Mr. Allen qualify as “audit committee financial experts,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K. Our Board has adopted a written charter for the Audit Committee, which is available on our home office website under the investor relations tab at www.bgsf.com. The information on our website is not part of this Proxy Statement.

The Audit Committee held four meetings in 2023.
 Compensation Committee

 The Compensation Committee is responsible for, among other matters: (1) reviewing key team member (i.e., employee) compensation goals, policies, plans and programs; (2) reviewing and approving the compensation of our directors, president and chief executive officer and other executive officers; (3) reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and (4) administering our stock plans and other incentive compensation plans, including our 2013 Long-Term Incentive Plan and 2020 Employee Stock Purchase Plan. The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the committee may deem appropriate in its sole discretion. The Compensation Committee may invite such members of management to its meetings as it deems appropriate. However, the Compensation Committee meets regularly without such members present, and in all cases no officer may be present at meetings at which such officer’s compensation or performance is discussed or determined. The Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities. Neither the Compensation Committee nor management engaged a compensation consultant with respect to the 2023 fiscal year.

 Our Compensation Committee consists of C. David Allen, Jr., Richard L. Baum, Jr. (Chair), Donna Carroll, Cynthia Marshall, and Paul A. Seid. Our Board has adopted a written charter for the Compensation Committee, which is available on our home office website under the investor relations tab at www.bgsf.com. The information on our website is not part of this Proxy Statement.

The Compensation Committee held one meeting in 2023.

Nominating and Corporate Governance Committee

We have a Nominating and Corporate Governance Committee, which identifies, evaluates and recommends qualified nominees to serve on our Board, develops and oversees our internal corporate governance processes and maintains a management succession plan. Our Nominating and Corporate Governance Committee charter defines the committee’s primary duties. The Nominating and Corporate Governance Committee will evaluate nominees for director, including nominees recommended by stockholders, using all relevant criteria, including diversity of experience and background. The Nominating and Corporate Governance Committee will consider any director candidates recommended by the Company’s stockholders provided that the notice and information requirements specified by Section 2.06(b)–(c) of the Bylaws (relating to direct stockholder nominations) are complied with.

BGSF – 2023 Proxy Statement – 9

Our Nominating and Corporate Governance Committee consists of Richard L. Baum, Jr. (Chair), Douglas E. Hailey, Cynthia Marshall, and Paul A. Seid. A copy of the Nominating and Corporate Governance Committee’s charter is posted on our home office website, under the investor relations site at www.bgsf.com. The information on our website is not part of this Proxy Statement.

The Nominating and Corporate Governance Committee met four times in 2023.

Other Committees

 Our Board may establish other committees as it deems necessary or appropriate from time to time.

Family Relationships

There are no family relationships among any of our executive officers or any of our directors.
BGSF – 2023 Proxy Statement – 10

DIRECTOR COMPENSATION

Set forth below is a summary of the components of compensation payable to our non-management directors.

Cash Compensation for the 2023 Fiscal Year

We reimburse each member of our Board for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of our Board and any committees thereof, including, without limitation, reasonable travel, lodging and meal expenses. Each director who is not also a team member (i.e., employee) or officer of the Company is also entitled to (i) an annual retainer of $45,000 for their service on our Board, and (ii) an annual retainer of $5,000 for audit committee service.

Name(1)	Board Member ($)	Audit Committee ($)	Compensation Committee ($)	Nominating & Corporate Governance Committee ($)	Chairman of the Board ($)	Total ($)

C. David Allen, Jr.	$45,000	$5,000	$—	$—	$—	$50,000
Richard L. Baum, Jr.	$45,000	$5,000	$—	$—	$—	$50,000
Donna Carroll	$36,250	$5,000	$—	$—	$—	$41,250
Douglas E. Hailey	$45,000	$5,000	$—	$—	$—	$50,000
Cynthia Marshall	$45,000	$—	$—	$—	$—	$45,000
Paul A. Seid	$45,000	$—	$—	$—	$—	$45,000

Director Compensation for the 2023 Fiscal Year

The table below sets forth the compensation payable to our non-management directors for service during the 2023 fiscal year.

Name(1)	Fees earned or paid in cash ($)	Stock awards ($) (*)	Option awards ($) (*)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

C. David Allen, Jr.	$50,000	$66,788	$8,831	$—	$—	$—	$125,619
Richard L. Baum, Jr.	$50,000	$66,788	$8,831	$—	$—	$—	$125,619
Donna Carroll	$41,250	$19,684	$1,958	$—	$—	$—	$62,892
Douglas E. Hailey	$50,000	$66,788	$8,831	$—	$—	$—	$125,619
Cynthia Marshall	$45,000	$66,788	$7,051	$—	$—	$—	$118,839
Paul A. Seid	$45,000	$66,788	$8,831	$—	$—	$—	$120,619
(*)    The amounts reflect the dollar amounts recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718. The assumptions used in the calculation of these amounts are included in Note 16 Share-based Compensation to the audited consolidated financial statements included in the Form 10-K.

BGSF – 2023 Proxy Statement – 11

CORPORATE GOVERNANCE

General

Our Board has established corporate governance practices designed to serve the best interests of the Company and our stockholders. In this regard, our Board has, among other things, adopted:

•a code of business conduct and ethics applicable to all of our Board members, as well as all of our team members, including our President and Chief Executive Officer and Chief Financial Officer and Secretary;

•procedures regarding stockholder communications with our Board and its committees;

•a whistle blower policy for the submission of complaints or concerns relating to accounting, internal accounting controls or auditing matters;

•a clawback policy providing for the recoupment of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the U.S. federal securities laws;

•an insider trading policy that applies to all our directors, officers, and employees;

•corporate governance guidelines;

•provisions in our Bylaws regarding director candidate nominations and other proposals by stockholders; and

•written charters for its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Our Board intends to monitor developing standards in the corporate governance area and, if appropriate, modify our policies and procedures with respect to such standards. In addition, our Board will continue to review and modify our policies and procedures as appropriate to comply with any new requirements of the SEC or NYSE.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our team members, including our chief executive officer and our chief financial officer (who is our principal accounting officer). Our Code of Ethics is available on our home office website, under the investor relations tab at www.bgsf.com. If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Item 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive, financial and accounting officers by posting the required information on our home office website at the above address. Our website is not part of this Proxy Statement.

Stockholder Communications with the Board

Stockholders (or other interested parties) may contact the Board or any committee of the Board by any one of the following methods:

By telephone: 972-692-2400	By mail: BGSF, Inc. Attn: Corporate Secretary 5850 Granite Parkway, Suite 730 Plano, Texas 75024	By e-mail: InvestorRelations@BGSF.com

BGSF – 2023 Proxy Statement – 12

Relevant communications will be distributed to the Board, or to any individual director or group of directors, as appropriate, depending on the facts and circumstances outlined in the communication. Communications that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as: business solicitations or advertisements, junk mail and mass mailings, new product suggestions, product complaints, product inquiries, resumes and other forms of job inquiries, spam and surveys. In addition, material that is threatening, illegal or similarly unsuitable will be excluded. Any communication that is screened as described above will be made available to any director upon his or her request.

Director Attendance at Annual Meeting of Stockholders

Our Board has not adopted a formal policy stating that each member of the Board should attend our annual meeting of stockholders. However, we anticipate that each director will attend this year's annual meeting in person or telephonically. At the 2023 annual meeting of stockholders, all seven directors were present.

BGSF – 2023 Proxy Statement – 13

PROPOSAL TWO:	RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed Whitley Penn LLP as our independent registered public accounting firm for the 2024 fiscal year ending December 29, 2024 and Whitley Penn LLP has served in this capacity since 2013. Our Board has further directed that we submit the selection of our independent registered public accounting firm for ratification by our stockholders at the 2024 annual meeting.

Representatives of Whitley Penn LLP will attend the annual meeting and will be available to respond to appropriate questions and, although the firm has indicated that no statement will be made, an opportunity for a statement will be provided.

The Audit Committee reviews and pre-approves both audit and all permissible non-audit services provided by our independent registered public accounting firm, and accordingly, all services and fees in the 2023 and 2022 fiscal years provided by Whitley Penn LLP were pre-approved by the Audit Committee. The Audit Committee has considered whether the provision of services, other than services rendered in connection with the audit of our annual financial statements, is compatible with maintaining Whitley Penn LLP’s independence. The Audit Committee has determined that the rendering of non-audit services by Whitley Penn LLP during the fiscal years ended December 31, 2023 and January 1, 2023 was compatible with maintaining the firm’s independence.

Stockholder ratification of the selection of Whitley Penn LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, our Board is submitting the selection of Whitley Penn LLP to the stockholders for ratification as a matter of good corporate practice. The Audit Committee believes it to be in the best interests of our stockholders to retain, and has retained, Whitley Penn LLP as our independent registered public accounting firm for the 2024 fiscal year ending December 29, 2024. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue the retention of Whitley Penn LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests and those of our stockholders. The Audit Committee annually reviews the performance of our independent registered public accounting firm and the fees charged for their services. Based upon the Audit Committee’s analysis of this information, the Audit Committee will determine which registered independent public accounting firm to engage to perform our annual audit each year.

Our Board recommends that you vote “FOR” the proposal to ratify the selection of Whitley Penn LLP as our independent registered public accounting firm for the 2024 fiscal year ending December 29, 2024.
Principal Accountant Fees and Services

Aggregate fees billed or incurred related to the following years for professional services rendered by Whitley Penn LLP for the fiscal years ended December 31, 2023 and January 1, 2023 are set forth below.

	2023	2022

Audit Fees (1)	$307,317	$290,424
Audit-Related Fees (2)	185,185	203,061
Total	$492,502	$493,485

(1)	Audit fees consist principally of fees for the audit of our consolidated financial statements and Sarbanes-Oxley audit over internal controls and review of our interim consolidated financial statements.
(2)	These fees consist principally of fees related to the preparation of SEC registration statements, acquisition due diligence, audit services related to our acquisitions, and U.S. Department of Labor filings.

BGSF – 2023 Proxy Statement – 14

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its oversight responsibilities by, among other things, reviewing the financial reports and other financial information provided by the Company to any governmental body or the public.

In discharging its oversight responsibilities, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the firm and the Company that might bear on the auditors’ independence consistent with the applicable requirements of the Public Company Accounting Standards Board, discussed with the independent auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management and the independent auditors the integrity of the Company’s financial reporting processes, including the Company’s internal accounting systems and controls, and reviewed with management and the independent auditors the Company’s significant accounting principles and financial reporting issues, including judgments made in connection with the preparation of the Company’s financial statements. The Audit Committee also reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board, Auditing Standard AS1301, Communications with Audit Committees, and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the consolidated financial statements of the Company.

The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2023 with management and the independent auditors. Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting (as defined in Rule 13a-15(f) promulgated under the Securities Exchange Act of 1934, as amended), and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing those consolidated financial statements. The Company's independent auditors are also responsible for performing an audit of the Company's internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes. The members of the Audit Committee are “independent” as defined by SEC and NYSE rules, and our Board has determined that Douglas E. Hailey and C. David Allen, Jr. are “audit committee financial experts” as defined by SEC rules.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee periodically meets with the Company’s independent auditors, with and without management present, and in private sessions with members of senior management to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee also periodically meets in executive session.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board subsequently approved the recommendation) that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Douglas E. Hailey, Chair
C. David Allen, Jr.
Richard L. Baum, Jr.
Donna Carroll

Incorporation by Reference
To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the section of this Proxy Statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.
BGSF – 2023 Proxy Statement – 15

EXECUTIVE OFFICERS

Our Board appoints our executive officers and updates the executive officer positions as needed throughout the fiscal year. Each executive officer serves at the behest of our Board and until their successors are appointed, or until the earlier of their death, resignation or removal.

The following table sets forth certain information with respect to our executive officers as of the date of this Proxy Statement:

Name	Age	Position

Beth Garvey	58	President and Chief Executive Officer
John Barnett	57	Chief Financial Officer and Secretary

Beth Garvey assumed the role of President and Chief Executive Officer of the Company in October 2018, having previously served as Chief Operating Officer since August 2016. She joined the Company through the acquisition of substantially all of the assets of InStaff Holding Corporation and InStaff Personnel, LLC (“InStaff”) in 2013, where she began her career in 1998 as Director of Human Resources and later became CEO. Ms. Garvey has been consistently recognized by the Staffing Industry Analysts as a top figure in North America Staffing 100 list for five years and has been included in the Global Power 150 – Women in Staffing list for the past six years. Additionally, D CEO has lauded her as one of the top Dallas 500 Business Leaders on seven occasions, while the Dallas Business Journal honored her with the ‘Women in Business’ award for her significant industry and community impact. Ms. Garvey achievements were further underscored when she emerged as a finalist in the EY Entrepreneur of the Year® 2020 Award for the Southwest region. Currently, she serves on the Board of Directors of the National Association of Corporate Directors in North Texas and holds the Chair position at Junior Achievement of Dallas. As a Board Member of the Dallas Regional Chamber, she currently serves as a member of the DEI Diversity Leadership Sub-Council and has previously co-chaired the Talent Attraction committee. Ms. Garvey has held leadership roles in various organizations, including chairing the Executive Women’s Roundtable and participating in the International Women’s Forum. Additionally, she contributes as a board member of Business Council for the Arts and is actively involved in the Leadership Committee for the Dallas 50/50 Women on Boards initiative. Ms. Garvey’s extensive experience in the workforce solutions industry combined with her steadfast commitment to community impact positions her as a catalyst for positive change within the Company.

John Barnett joined as Chief Financial Officer and Secretary in March 2023. Prior to joining the Company, Mr. Barnett served as Chief Financial Officer of Protective Insurance (NASDAQ: PTVC) from October 2019 to February 2022 and as Chief Financial Officer of First Acceptance (NYSE: FAC) from November 2018 to September 2019. He also served in senior leadership roles for both Broadcast Music, Inc. and Anheuser-Busch. Mr. Barnett earned a Bachelor of Science degree from the U.S. Military Academy at West Point, a Master of Science in Engineering Management from Missouri University of Science and Technology, and an MBA from the University of Illinois Urbana-Champaign. Early in his career, Barnett served in the U.S. Army advancing to the rank of Captain.

Named Executive Officers

Our named executive officers for the 2023 fiscal year are:

•Beth Garvey, our President and Chief Executive Officer; and

•John R. Barnett, our Chief Financial Officer and Secretary since March 2023.

•Dan Hollenbach, who served as our Chief Financial Officer and Secretary until March 2023.

Throughout this section, the term “named executive officer” is intended to refer to the individuals identified above. During the 2023 fiscal year, we had only three executive officers, each of whom is set forth above.

BGSF – 2023 Proxy Statement – 16

Summary Compensation Table

The following table presents compensation information for our named executive officers with respect to the 2023 and 2022 fiscal years.

Name and Principal Position (3)	Year	Salary ($)	Bonus ($)	Stock Awards ($) (*)	Option Awards ($) (*)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All Other Compensation ($)		Total ($)

Beth Garvey Chair, President and Chief Executive Officer	2023	$450,500	$45,543	$70,067	$109,317	$—	$—	$17,188	(1)	$692,615
	2022	$425,000	$297,500	$79,598	$203,268	$—	$—	$15,521	(1)	$1,020,887
	2021	$425,000	$188,388	$28,922	$102,816	$—	$—	$14,857	(1)	$759,983

Dan Hollenbach Chief Financial Officer and Secretary (through March 2023)	2023	$339,200	$45,543	$55,661	$19,859	$—	$—	$12,084	(1)	$472,347
	2022	$320,000	$224,000	$64,898	$109,525	$—	$—	$10,800	(1)	$729,223
	2021	$320,000	$146,388	$33,373	$82,648	$—	$—	$10,400	(1)	$592,809

John Barnett Chief Financial Officer and Secretary (March 2023)	2023	$282,692	$—	$17,114	$12,382	$—	$—	$2,692	(1)	$314,880
(*)The amounts reflect the dollar amounts recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718. The assumptions used in the calculation of these amounts are included in Note 16 Share-based Compensation to the audited consolidated financial statements included in the Form 10-K.
(1)Represents the matching 401(k) contributions made by us.

Pay Versus Performance

The following table reports the compensation of our Principal Executive Officer (“PEO”)(1) and the compensation of the other named executive officers1 as reported in the Summary Compensation Table for the past three fiscal years, as well as the “compensation actually paid” (“CAP”) as calculated pursuant to recently adopted SEC rules and certain performance measures required by the rules.

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Comp Table(SCI) - PEO	Compensation Actually Paid (CAP)PEO(2)	SCI Non-PEO NEO	CAP -Non-PEO NEO[2]	Total Shareholder Return	Peer Group Shareholder Return(3)	Net Income (in thousands)
2023	$692,615	$699,764	$787,227	$809,259	$57.08	$116.94	$(10,223)
2022	$1,020,887	$988,836	$729,223	$711,872	$117.64	$134.46	$25,361
2021	$759,983	$1,018,711	$592,809	$775,175	$102.82	$141.36	$14,109
(1)    During 2021-2023, Beth Garvey served as President and Chief Executive Officer, and Dan Hollenbach served as the Chief Financial Officer and Secretary, and the only other named executive officer (the “Non-PEO NEO”). During 2023, Beth Garvey served as President and Chief Executive Officer, Dan Hollenbach served as the Chief Financial Officer and Secretary (until March 2023), John Barnett served as the Chief Financial Officer and Secretary (March 2023 - December 2023).
(2)    The SEC rules require that certain adjustments be made to the Summary Compensation Table totals to determine CAP, as reported in the Pay Versus Performance table above. The applicable adjustments that were made to determine CAP for the PEO are summarized in the tables below.
(3)     The peer group used for calculating Peer Group Total Shareholder Return consists of the following corporations providing temporary or permanent employment services: Mastech Digital, GEE Group Inc, Staffing 360 Solutions; and Resources Connection Inc. This is the same group of companies used to prepare the Stock Performance Graph disclosed in the Form 10-K.

BGSF – 2023 Proxy Statement – 17

Year	Summary Comp Table	Subtract: Stock Awards in Summary Comp Table	Add fair value of all awards granted during the fiscal year that are outstanding and unvested	Add the change in the fair value of any awards granted in any prior fiscal year that are outstanding and unvested	Add the fair value of awards that are granted and vest in the same year	Add the change in fair value of any awards granted in any prior fiscal year that vested	Subtract the fair value of any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions	Add any dividends or other earnings paid on awards that are not otherwise included in the total compensation for the covered fiscal year	Compensation Actually Paid (CAP)
Beth Garvey PEO
2023	$692,615	$(70,067)	$18,010	$—	$59,206	$—	$—	$—	$699,764
2022	$1,020,887	$(79,598)	$28,802	$—	$18,745	$—	$—	$—	$988,836
2021	$759,983	$(28,922)	$210,150	$19,650	$57,850	$—	$—	$—	$1,018,711
Dan Hollenbach NEO(through March 2023)
2023	$472,347	$(55,661)	$8,140	$—	$26,742	$—	$—	$—	$451,568
2022	$729,223	$(64,898)	$28,802	$—	$18,745	$—	$—	$—	$711,872
2021	$592,809	$(33,373)	$157,613	$14,738	$43,388	$—	$—	$—	$775,175
John Barnett NEO (Beginning March 2023)
2023	$314,880	$(17,114)	$59,925	$—	$—	$—	$—	$—	$357,691

The following charts reflect how the CAP over the 3 year period ended December 31, 2023 aligns to trends in the Company's Total Shareholder Return and Net Income of the Company during the same period.

Compensation Actually Paid vs. Total Shareholder Return

$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
COMPENSATION ACTUALLY PAID
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
TOTAL SHAREHOLDER RETURN
2021
2022
2023

	2021	2022	2023
PEO CAP	$1,018,711	$988,836	$699,764
Non-PEO NEO CAP	$775,175	$711,872	$809,259
BGSF Total Shareholder Return (Cumulative from December 31, 2019)	$102.82	$117.64	$57.08
Peer Total Shareholder Return (Cumulative from December 31, 2019)	$141.36	$134.46	$116.94

BGSF – 2023 Proxy Statement – 18

Compensation Actually Paid
vs.
GAAP Net Income

$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
COMPENSATION ACTUALLY PAID
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
$(5,000,000)
$(10,000,000)
$(15,000,000)
GAAP NET INCOME
2021
2022
2023

	2021	2022	2023
PEO CAP	$1,018,711	$988,836	$699,764
Non-PEO NEO CAP	$775,175	$711,872	$809,259
GAAP Net Income	$14,109,000	$25,361,000	$(10,223,000)

Agreements with Executive Officers

Chair, President and Chief Executive Officer

On October 1, 2018, we amended a 2016 employment agreement with Beth Garvey pursuant to which Ms. Garvey serves as our President and Chief Executive Officer through September 30, 2021. The agreement remains in effect under successive one-year extensions unless terminated pursuant its terms. Ms. Garvey’s annual compensation is evaluated annually, but may not be less than $350,000 per year. Effective February 3, 2023, Ms. Garvey’s annual salary was raised to $450,500.

Ms. Garvey is eligible to receive an annual cash bonus based on achieving certain adjusted EBITDA levels (as defined by the Compensation Committee) and, except as stated in her employment agreement, provided that Ms. Garvey is in our employment on the last day of the fiscal year. Moreover, if certain acquisitions occur during her employment period, Ms. Garvey will receive a bonus equal to 1% of the acquired company’s adjusted EBITDA, as determined by the Board, for the first 12 months after the acquisition’s closing date. The Compensation Committee may also grant discretionary bonuses.

In the event that Ms. Garvey’s employment is terminated by us without cause or by Ms. Garvey for good reason, Ms. Garvey will receive as severance installments equal to twelve months of base salary plus COBRA premiums for eighteen months for Ms. Garvey and her dependents. In the event that Ms. Garvey’s employment is terminated without cause or for good reason within one year of a change in control, Ms. Garvey will receive her base salary and COBRA premiums for eighteen months for her and her dependents. Ms. Garvey will also generally be entitled to receive any bonus payable but unpaid, payment for unused vacation days, and unpaid reimbursements. The severance is contingent upon Ms. Garvey’s execution of a separation agreement including a general release. In the event that Ms. Garvey’s employment is terminated by us for cause, or by Ms. Garvey other than for good reason, we will pay to Ms. Garvey any monthly salary, bonus, unused vacation, and expense reimbursements, earned or due to Ms. Garvey but unpaid.

We and Ms. Garvey have also entered into a confidentiality, non-solicitation, non-interference and non-competition agreement. Pursuant to the agreement, Ms. Garvey generally agrees not to disclose our confidential information (as defined in the agreement) and, for a period of eighteen months following her termination, not to solicit our client partners, interfere with our client partner and supplier relationships, or solicit our team members. Ms. Garvey also agrees not to compete with us for a period of twelve months after termination.

Ms. Garvey was granted stock options and stock awards during the 2023 fiscal year as further described under “Outstanding Equity Awards” below.

BGSF – 2023 Proxy Statement – 19

Chief Financial Officer

We executed an employment agreement, effective March 20, 2023, with John R. Barnett pursuant to which Mr. Barnett serves as our Chief Financial Officer and Secretary through December 31, 2025. The agreement remains in effect under successive one-year extensions unless terminated pursuant to its terms. Mr. Barnett’s annual compensation is evaluated annually, but may not be less than the effective base salary. Effective March 25, 2024, Mr. Barnett’s annual salary will be raised to $375,000 and effective March 24, 2025, raised to $400,000.

Mr. Barnett is eligible to receive an annual cash bonus based on achieving certain adjusted EBITDA levels (as defined by the Compensation Committee) and, except as stated in his employment agreement, provided that Mr. Barnett is in our employment on the last day of the fiscal year. Moreover, if certain acquisitions occur during his employment period, and Mr. Barnett will receive a bonus equal to 1% of the acquired company’s adjusted EBITDA, as determined by the Board, for the first 12 months after the acquisition’s closing date. The Compensation Committee may also grant discretionary bonuses.

In the event that Mr. Barnett’s employment is terminated by us without cause or by Mr. Barnett for good reason, Mr. Barnett will receive as severance installments equal to twelve months of base salary plus COBRA premiums for eighteen months for Mr. Barnett and his dependents. In the event that Mr. Barnett’s employment is terminated without cause or by Mr. Barnett within one year of a change in control, Mr. Barnett will receive his base salary and COBRA premiums for eighteen months for him and his dependents. Mr. Barnett will also generally be entitled to receive any bonus payable but unpaid, payment for unused vacation days, and unpaid reimbursements. The severance is contingent upon Mr. Barnett’s execution of a separation agreement including a general release. In the event that Mr. Barnett’s employment is terminated by us for cause, or by Mr. Barnett other than for good reason, we will pay to Mr. Barnett any monthly salary, bonus, unused vacation, and expense reimbursements, earned or due to Mr. Barnett but unpaid.

We and Mr. Barnett have also entered into a confidentiality, non-solicitation, noninterference and non-competition agreement. Pursuant to the agreement, Mr. Barnett generally agrees not to disclose our confidential information (as defined in the agreement) and, for a period of eighteen months following his termination, not to solicit our client partners, interfere with our client partner and supplier relationships, or solicit our team members. Mr. Barnett also agrees not to compete with us for a period of twelve months after termination.

Mr. Barnett was granted stock options and restricted stock during the 2023 fiscal year as further described under “Outstanding Equity Awards” below.

Dan Hollenbach resigned as Chief Financial Officer and Secretary effective March 20, 2023, and acted as a senior advisor with BGSF through April 30, 2024. Mr. Hollenbach’s resignation was part of the Company’s leadership succession plan and Mr. Hollenbach’s planned retirement. Effective February 3, 2023, Mr. Hollenbach’s annual salary was raised to $339,000.
BGSF – 2023 Proxy Statement – 20

2013 Long-Term Incentive Plan

In December 2013, the Board adopted the 2013 Plan. Under the 2013 Plan our team members, directors and consultants may receive incentive stock options and other awards. To the extent any option or award expires unexercised or is canceled, terminated or forfeited in any manner without the issuance of common stock thereunder, such shares shall again be available for issuance under the 2013 Plan, of which 1,215,987 shares remained available for issuance as of December 31, 2023.

The term of each option is determined by the Board but cannot exceed 10 years. Unless otherwise specified in an option agreement, options vest and become exercisable on the following schedule: 20% immediately and 20% on each anniversary date of the grant date. Each option shall be designated as an incentive stock option (“ISO”) or a non-qualified option (“NQO”). The exercise price of an ISO shall not be less than the fair market value of the stock covered by the ISO at the grant date; provided, however, the exercise price of an ISO granted to any person who owns, directly or indirectly, stock of the Company constituting more than 10% of the total combined voting power of all classes of outstanding stock of the Company or of any affiliate of the Company, shall not be less than 110% of such fair market value.

For more details on our 2013 Plan, see our registration statement on Form S-8 (File No. 333-193014) filed on December 20, 2013, Form S-8 (File No. 333-218869) filed on June 20, 2017, Form S-8 (File No. 333-251192) filed on December 8, 2020, Form S-8 (File No. 333-274809) filed on October 2, 2023, and Note 16 in the Notes to Consolidated Financial Statements in the Form 10-K.

2020 Employee Stock Purchase Plan (“2020 ESPP”)

In November 2020, the Board adopted and the shareholders approved the 2020 ESPP. Under the 2020 ESPP, eligible team members of the Company may elect for payroll deductions to purchase shares on each purchase date during an offering period. A total of 250,000 shares of common stock of BGSF, Inc. were initially reserved for issuance pursuant to the 2020 ESPP. As of December 31, 2023, 93,245 shares remain available for issuance.

For more details on our 2020 ESPP, see our registration statement on Form S-8 (File No. 333-251193) filed on December 8, 2020, and Note 16 in the Notes to Consolidated Financial Statements in the Form 10-K.
BGSF – 2023 Proxy Statement – 21

Outstanding Equity Awards

The following table presents outstanding equity awards as of December 31, 2023.

Name	Option Awards							Stock Awards
	Grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)
(a)		(b)	(c)		(d)	(e)	(f)	(g)		(h)

Beth Garvey	09/01/2023	10,000	31,007	(1)	—	$9.66	09/01/2033	—		—
	09/01/2023	—	8,993	(2)	—	$9.66	09/01/2033	—		—
	02/17/2023	—	—		—	$—	—	3,832	(15)	$58,323
	02/17/2023	871	2,613	(3)	—	$15.07	2/17/2033	—		—
	02/17/2023	—	871	(4)	—	$15.07	2/17/2033	—		—
	08/03/2022	5,065	18,807	(5)	—	$12.87	08/03/2032	—		—
	08/03/2022	14,935	11,193	(6)	—	$12.87	08/03/2032	—		—
	05/04/2022	—	—		—	$—	—	1,880	(16)	$18,236
	08/04/2021	3,600	2,400	(7)	—	$11.57	08/04/2031	—		—
	08/04/2021	4,000	—		—	$11.57	08/04/2031	—		—
	08/04/2021	—	—		—	$—	—	5,000	(17)	$49,250
	08/04/2020	3,600	—		—	$9.72	08/04/2030	—		—
	08/04/2020	1,200	1,200	(8)	—	$9.72	08/04/2030	—		—
	09/24/2018	6,148	—		—	$25.71	09/24/2028	—		—
	09/24/2018	93,852	—		—	$25.71	09/24/2028	—		—
	06/07/2017	2,500	—		—	$16.76	06/07/2027	—		—
	06/07/2017	10,000	—		—	$16.76	06/07/2027	—		—
	08/16/2016	13,185	—		—	$17.46	08/16/2026	—		—
	08/16/2016	36,815	—		—	$17.46	08/16/2026	—		—
	06/09/2015	20,000	—		—	$11.00	06/09/2025	—		—

John Barnett	03/20/2023	—	—		—	$10.25	03/20/2026	6,375	(18)	$65,344
	03/20/2023	—	9,756	(9)	—	$10.25	03/20/2026	—		—
	03/20/2023	—	5,644	(10)	—	$10.25	03/20/2026	—		—

Dan Hollenbach	02/17/2023	—	—			$—	02/17/2033	1,766	(19)	$26,879
	02/17/2023	394	1,573	(11)	—	$15.07	02/17/2033
	08/03/2022	2,000	—		—	$12.87	08/03/2032	—		—
	08/03/2022	2,000	6,000	(12)	—	$12.87	08/03/2032	—		—
	05/04/2022	—	—		—	$—	—	1,880	(16)	$18,236
	08/04/2021	1,000	2,000	(13)	—	$11.57	08/04/2031	—		—
	08/04/2021	2,000	—		—	$11.57	08/04/2031	—		—
	08/04/2021	—	—		—	$—	—	3,750	(20)	$36,938
	08/04/2020	2,700	—		—	$9.72	08/04/2030	—		—
	08/04/2020	900	900	(14)	—	$9.72	08/04/2030	—		—
	09/24/2018	8,408	—		—	$25.71	09/24/2028	—		—
	09/24/2018	66,592	—		—	$25.71	09/24/2028	—		—
	06/07/2017	5,000	—		—	$16.76	06/07/2027	—		—
	06/07/2017	7,500	—		—	$16.76	06/07/2027	—		—
	10/27/2015	17,012	—		—	$11.07	10/27/2025	—		—
	10/27/2015	19,835	—		—	$11.07	10/27/2025	—		—

BGSF – 2023 Proxy Statement – 22

(1)Non-qualified stock options will vest 10,000 on September 1, 2024, 10,000 on September 1, 2025, 10,000 on September 1, 2026, and 1,007 on September 1, 2027.
(2)Incentive stock options will vest 8,993 on September 1, 2027.
(3)Non-qualified stock options will vest 871 on February 17, 2024, 871 on February 17, 2025, and 871 on February 17, 2026.
(4)Incentive stock options will vest 871 on February 17, 2027.
(5)Incentive stock options will vest 5,065 on August 3, 2024, 5,972 on August 3, 2025, and 7,770 on August 2026.
(6)Non-qualified stock options will vest 4,935 on August 3, 2024, 4,028 on August 3, 2025, and 2,230 on August 2, 2026.
(7)Incentive stock options will vest 2,000 on August 4, 2024, and 2,000 on August 4, 2025.
(8)Non-qualified stock options will vest 1,200 on August 4, 2024.
(9)Incentive stock options will vest 9,756 on March 16, 2026.
(10)Non-qualified stock options will vest 5,644 on March 16, 2026.
(11)Incentive stock options will vest 394 on February 17, 2024, 393 on February 17, 2025, 393 on February 17, 2026 and 393 on February 17, 2027.
(12)Incentive stock options will vest 2,000 on August 3, 2024, 2,000 on August 3, 2025, and 2,000 August 3, 2026.
(13)Incentive stock options will vest 1,000 on August 4, 2024, and 1,000 on August 4, 2025.
(14)Non-qualified stock options will vest 900 on August 4, 2024.
(15)Shares will vest 1,916 on February 17, 2024 and 1,916 on February 17, 2025.
(16)Shares will vest 940 on May 4, 2024, and 940 on May 4, 2025.
(17)Shares will vest 5,000 on August 10, 2024.
(18)Shares will vest 6,375 on March 16, 2026.
(19)Shares will vest 883 on February 17, 2024 and 883 on February 17, 2025.
(20)Shares will vest 3,750 on August 10, 2024.

Each option and stock award is subject to the condition that the optionee will have remained employed by BGSF or any one or more of its subsidiaries, through such vesting dates, and each option is further subject to the terms and conditions set forth in the 2013 Plan and in the applicable Stock Option Agreement.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is a current or former officer or team member of BGSF, Inc. or its subsidiaries. No executive officer of BGSF, Inc. served as a director or member of the compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Hedging Policy
Our Insider Trading Policy provides that a “covered person” (i.e., our directors and our officers at the vice president level or above), including such covered person’s spouse, other persons living in such covered person’s household and minor children and entities over which such covered person exercises control, is prohibited from engaging in the following transactions in our securities unless advance approval is obtained from our compliance officer: (1) short-term trading (i.e., covered persons who purchase our securities may not sell any of our securities of the same class for at least six months after the purchase); (2) short sales (i.e., covered persons may not sell our securities short); (3) options trading (i.e., covered persons may not buy or sell puts or calls or other derivative securities on our securities); (4) trading on margin or pledging (i.e., covered persons may not hold our securities in a margin account or pledge our securities as collateral for a loan; and (5) hedging (i.e., covered persons may not enter into hedging or monetization transactions or similar arrangements with respect to our securities).

Clawback Policy

The Board has adopted a Clawback Policy providing for the recoupment of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the U.S. federal securities laws. The Clawback Policy is available on our home office website under the investor relations tab at www.bgsf.com. The information on our website is not a part of this Proxy Statement.

BGSF – 2023 Proxy Statement – 23

PROPOSAL THREE:	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (“SAY-ON-PAY” VOTE)

Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related Securities and Exchange Commission rules require that we provide our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officer as disclosed in this Proxy Statement in accordance with SEC rules. We must provide this opportunity to our stockholders at least once every three years. Our Board has determined to provide this opportunity on an annual basis.

Our Board is requesting your advisory approval of the compensation of our named executive officers, for the 2023 fiscal year ended December 31, 2023, as disclosed in the Executive Officers section of this Proxy Statement, including the compensation tables, and the narrative discussion. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers.

Our Compensation Committee, which is responsible for designing and administering our executive compensation program, has designed our executive compensation program to provide a competitive compensation and benefits package that reflects executive performance, job complexity and strategic value of the position, which it believes also includes retention incentives, performance incentives, and alignment with the interests of our shareholders.

The vote on this proposal is advisory, which means that the vote will not be binding on the Company, the Board, or any committee of the Board. The compensation committee will consider the results of the vote on this proposal in connection with its regular evaluations of our executive compensation program and in establishing our named executive officer compensation. In view of the foregoing, our stockholders will vote on the following resolution at the annual meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s Proxy Statement for the 2024 Annual Stockholders Meeting in accordance with the Securities and Exchange Commission’s compensation disclosure rules.”

Our Board recommends that you vote “FOR” the non-binding advisory resolution to approve the compensation of our named executive officers.

BGSF – 2023 Proxy Statement – 24

RELATED PERSON TRANSACTIONS
Policy on Review and Approval of Transactions with Related Persons
Our Board is currently primarily responsible for developing and implementing processes and controls to obtain information from our directors, executive officers and significant stockholders regarding related-person transactions and then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in these transactions. Our Audit Committee is responsible for the review, approval and ratification of “related-person transactions” between us and any related person. Under SEC rules, a related person is a director, executive officer, nominee for director or beneficial holder of more than of 5% of any class of our voting securities or an immediate family member of any of the foregoing. In the course of its review and approval or ratification of a related-person transaction, the Audit Committee will consider:
•the nature of the related person’s interest in the transaction;
•the material terms of the transaction, including the amount involved and type of transaction;
•the importance of the transaction to the related person and to the Company;
•whether the transaction would impair the judgment of a director or executive officer to act in our best interest and the best interest of our stockholders; and
•any other matters the Audit Committee deems appropriate.
Any member of the Audit Committee who is a related person with respect to a transaction under review will not be able to participate in the deliberations or vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

DELINQUENT SECTION 16(a) REPORTS

Based on a review of reports filed by our directors, executive officers, and beneficial owners of more than 10% of our shares of common stock pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and other information available to us, we believe that all such ownership reports required to be filed by those reporting persons during and with respect to Fiscal 2023 were timely made, except for a Form 3 (filed on May 12, 2023) in respect of Donna Carroll, which were not timely filed.

BGSF – 2023 Proxy Statement – 25

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of February 7, 2024 by:

◦each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

◦each of our named executive officers and directors; and

◦all our executive officers and directors as a group.

Each stockholder’s percentage ownership is based on 10,917,265 shares of common stock outstanding as of February 7, 2024.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our capital shown as beneficially owned, subject to applicable community property laws.

The number and percentage of shares beneficially owned by a person includes shares that may be acquired by such person within 60 days of February 7, 2024 through the exercise of vested options, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

Except as otherwise set forth below, the address of the persons below is c/o BGSF, Inc., 5850 Granite Parkway, Suite 730, Plano, Texas 75024.

Name of Beneficial Owner	Shares of Common Beneficially Stock Owned		Percent of Common Stock Beneficially Owned

C. David Allen, Jr.	52,397	(1)	*
John Barnett	6,375	(2)	*
Richard L. Baum, Jr.	111,299	(3)	*
Donna Carroll	6,381	(4)	*
Beth Garvey	283,452	(5)	2.5%
Douglas E. Hailey	202,264	(6)	1.8%
Cynthia Marshall	25,047	(7)	*
Paul A. Seid	114,354	(8)	*
All executive officers and directors as a group (8 total)	801,569		7.0%
Dan Hollenbach	161,971	(9)	1.5%
North Star Investment Management Corporation (10)	725,573	(11)	6.6%

*	Less than 1%.
(1)	Includes 8,185 shares of common stock issuable upon exercise of stock options and 9,118 shares of unvested restricted common stock.
(2)	Includes 6,375 of unvested restricted common stock
(3)	Includes 19,435 shares of common stock issuable upon exercise of stock options, 35,891 shares of common stock held by a private investment company controlled by Mr. Baum, 5,388 shares of common stock held by a family trust and 9,118 shares of unvested restricted common stock.
(4)	Includes 500 shares of common stock issuable upon exercise of stock options and 4,411 shares of unvested restricted common stock.
(5)	Includes 226,642 shares of common stock issuable upon exercise of stock options and 10,712 shares of unvested restricted common stock.
(6)	Includes 31,933 shares of common stock issuable upon exercise of stock options and 9,118 shares of unvested restricted common stock.
BGSF – 2023 Proxy Statement – 26

(7)	Includes 4,185 shares of common stock issuable upon exercise of stock options and 9,118 shares of unvested restricted common stock.
(8)	Includes 20,435 shares of common stock issuable upon exercise of stock options and 9,118 shares of unvested restricted common stock.
(9)	Includes 135,736 shares of common stock issuable upon exercise of stock options and 7,396 shares of unvested restricted common stock.
(10)	The address of North Star Investment Management Corporation is 20 N. Wacker Drive, Suite 1416, Chicago, Illinois 60606.
(11)
Based on schedule 13G filed with the SEC, includes 602,000 shares over which North Star Investment Management Corporation or its subsidiaries have sole voting power, 602,000 shares over which such entities have sole dispositive power, and 123,573 over which such entities have shared dispositive power.

SUBMISSION OF STOCKHOLDER PROPOSALS

Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2025 annual meeting of shareholders pursuant to SEC Rule 14a-8 must be received by us no later than February 28, 2025, unless the date of our 2025 annual meeting is more than 30 days before or after August 7, 2025, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. All proposals must be addressed to Corporate Secretary, BGSF, Inc., 5850 Granite Parkway, Suite 730, Plano, Texas 75024. A shareholder nomination of a person for election to our Board or a proposal for consideration at our 2025 annual meeting must be submitted in accordance with the advance notice procedures and other requirements set forth in Article II of our Bylaws. These requirements are separate from, and in addition to, the requirements discussed above to have proposals included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. Our Bylaws require that the proposal or nomination must be received by our Corporate Secretary at the above address no earlier than the close of business on April 9, 2025, and no later than the close of business on May 9, 2025, unless the date of the 2025 annual meeting is more than 30 days before or 70 days after August 7, 2025. If the date of the 2025 annual meeting is more than 30 days before or 70 days after August 7, 2025, we must receive the proposal or nomination no later than the tenth day following the day on which public disclosure of the date of the 2025 annual meeting is made.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2025 annual meeting, you must also provide the notice and additional information required by Rule 14a-19 to the Company at its principal executive office no later than June 9, 2025. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws and it shall not extend any such deadline set forth under our Bylaws.

OTHER BUSINESS

The Board does not intend to bring any business before the annual meeting other than the matters referred to in this Proxy Statement and at this time has not been informed of any matters that may be presented to the annual meeting by others. If, however, any other matters properly come before the annual meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

*****PLEASE VOTE—YOUR VOTE IS IMPORTANT*****

BGSF – 2023 Proxy Statement – 27

ANNUAL MEETING OF SHAREHOLDERS OF

BGSF, INC.

August 7, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, Annual Report on Form 10-K, and proxy card are available at http://investor.bgsf.com/financials/annual-reports

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20230300000000000000 4 080724

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" PROPOSALS 2, AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Beth Garvey — Class I director
○ Donna Caroll — Class I director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify BGSF, Inc.'s Audit Committee's appointment of Whitley Penn LLP as independent registered public accounting firm for the 2024 fiscal year ending December 29, 2024.	☐	☐	☐
3. Advisory vote to approve named executive officer compensation.	☐	☐	☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BGSF, INC.
Proxy for Annual Meeting of Shareholders on August 7, 2024
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Beth Garvey and John R. Barnett, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of BGSF, Inc., to be held August 7, 2024 on the first floor, Suite 140C of the principal office building of BGSF Inc., located at 5850 Granite Parkway, Plano, TX, 75024, and at any adjournments or postponements thereof, as follows (if no direction is given as to the manner in which this proxy should be voted, it will be voted in accordance with the Board of Directors' recommendations):

(continued and to be signed on the reverse side.)